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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 20, 1999

                              GEOWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-23926              94-292037
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(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

   960 Atlantic Avenue, Alameda, California                  94501
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  (Address of principal executive offices)                 (Zip code)

                                  510-814-1660
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5: OTHER EVENTS.

In accordance with generally accepted accounting rules, the Registrant recognized and posted the value of its investment in Wink Communications, Inc. ("Wink")to its balance sheet following the completion of Wink's initial public offering on August 19, 1999. For additional information, see the press release regarding these events, which is attached hereto as Exhibit 99.02.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             99.02 Press release of the Company dated August 20, 1999.


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned executive officer.






Date: August 24, 1999
                                       GEOWORKS CORPORATION



                                       by: /s/  Stephen T. Baker
                                       ------------------------------
                                       Stephen T. Baker
                                       Chief Financial Officer
                                       (Duly Authorized Officer and Principal
                                        Financial Officer)










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                              GEOWORKS CORPORATION

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       ------------
99.02             Press release of the Company dated August 20, 1999.




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